UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06174

MFS INSTITUTIONAL TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
June 30, 2021
MFS®  Institutional
International Equity Fund
IIE-ANN

MFS® Institutional
International Equity Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets initially reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
August 13, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
Nestle S.A.	3.8%
Schneider Electric SE	3.1%
Roche Holding AG	3.1%
L’Air Liquide S.A.	2.8%
AIA Group Ltd.	2.7%
LVMH Moet Hennessy Louis Vuitton SE	2.5%
SAP SE	2.3%
Hitachi Ltd.	2.2%
Novo Nordisk A.S., “B”	2.1%
Capgemini	1.9%
GICS equity sectors (g)
Industrials	19.2%
Health Care	16.3%
Consumer Staples	15.4%
Financials	14.7%
Information Technology	11.3%
Consumer Discretionary	10.5%
Materials	8.4%
Energy	1.7%
Communication Services	1.4%
Utilities	0.8%
Issuer country weightings (x)
France	18.2%
Japan	16.1%
Switzerland	14.5%
Germany	10.0%
United Kingdom	10.0%
Netherlands	5.8%
Canada	3.5%
Denmark	3.0%
Hong Kong	2.7%
Other Countries	16.2%
Currency exposure weightings (y)
Euro	40.3%
Japanese Yen	16.1%
Swiss Franc	14.5%
British Pound Sterling	10.0%
Hong Kong Dollar	4.1%
United States Dollar	4.1%
Danish Krone	3.0%
Indian Rupee	2.6%
Taiwan Dollar	1.7%
Other Currencies	3.6%

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of June 30, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended June 30, 2021, the MFS Institutional International Equity Fund (fund) provided a total return of 30.66%, at net asset value. This compares with a return of 32.35% for the fund’s benchmark, the MSCI EAFE Index (net div).
Market Environment
The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Detractors from Performance
Stock selection and an underweight position in the financials sector detracted from performance relative to the MSCI EAFE Index, led by the fund's overweight position in stock exchange Deutsche Boerse (Germany). The share price of Deutsche Boerse declined due to lower-than-expected financial results, driven primarily by weakness in its Clearstream revenues, which were impacted by low interest rates and lower-than-expected financial derivatives trading activities.
Security selection in both the materials and industrials sectors also weakened relative results. However, there were no individual stocks within these sectors, either in the fund or in the benchmark, that were among the fund's largest relative detractors during the period.

Management Review - continued
An overweight position in both the health care and consumer staples sectors further dampened relative returns. Within the health care sector, overweight positions in life sciences company Bayer (Germany), precision instruments and machines manufacturer Olympus (Japan), medical products and equipment manufacturer Terumo (Japan), pharmaceutical and diagnostic company Roche Holding (Switzerland) and healthcare, lighting and consumer well-being products manufacturer Royal Philips Electronics (Netherlands) dampened relative results. The share price of Bayer reacted negatively to weak performance in its pharmaceutical division and lower-than-expected revenues in its crop sciences division that were impacted by weaker corn seed returns, lower licensing revenues and the devaluation of the Brazilian real. In addition, management lowered its guidance figures due to the COVID-19 pandemic, which further pressured the stock. Within the consumer staples sector, an overweight position in cosmetic products manufacturer Beiersdorf (Germany) also weighed on relative performance. The share price of Beiersdorf depreciated on the back of lower margin growth and foreign currency headwinds.
Elsewhere, not owning shares of ASML (Netherlands), a lithography systems manufacturer for the semiconductor industry, and the fund's overweight position in enterprise applications company SAP (Germany), held back relative returns.
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.
Contributors to Performance
An underweight position in the utilities sector contributed to relative performance. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the period.
Stock selection in the consumer discretionary sector also supported relative results, led by the fund's overweight positions in luxury goods companies LVMH (France) and Compagnie Financiere Richemont (Switzerland). The share price of LVMH appreciated on the back of strong organic growth, attributable to best-in-class sales momentum in its Fashion & Leather segment, particularly within Christian Dior, and better-than-anticipated revenue in its Wine & Spirits division with champagne and cognac sales benefiting from the later timing of the Chinese New Year and from restocking in the US.
An overweight position in the information technology sector further helped relative performance. Within this sector, the fund's holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing(b) (Taiwan) and information technology services and solutions firm Tata Consultancy Services(b) (India), and its overweight position in consulting services provider Capgemini (France), aided relative returns. The share price

Management Review - continued
of Taiwan Semiconductor Manufacturing climbed as the company reported strong sales and earnings and raised its long-term growth outlook, citing increased capital expenditure investments needed to meet demand. Additionally, the share price also benefited from higher-than-anticipated 5G penetration rates and better income growth.
Stocks in other sectors that further contributed to relative returns included the fund's overweight positions in electronics company Hitachi (Japan), financial services firm ING Groep (Netherlands), pharmaceutical company Merck KGaA (Germany), electrical distribution equipment manufacturer Schneider Electric (France) and human resources and employment services provider Randstad Holdings (Netherlands). The share price of Hitachi appreciated as the company reported better-than-expected operating profits, driven by strong performance in its IT segment. Management also raised its full-year operating profit guidance, which further supported the stock.
Respectfully,
Portfolio Manager(s)
Filipe Benzinho and Daniel Ling
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 6/30/21
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
Total Returns through 6/30/21
Average annual without sales charge
Fund Inception Date	1-yr	5-yr	10-yr
1/31/96	30.66%	12.89%	7.60%
Comparative benchmark(s)

MSCI EAFE Index (net div) (f)	32.35%	10.28%	5.89%

(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Performance Summary  - continued
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for the fund for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
January 1, 2021 through June 30, 2021
As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2021 through June 30, 2021.
Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratio	Beginning Account Value 1/01/21	Ending Account Value 6/30/21	Expenses Paid During Period (p) 1/01/21-6/30/21
Actual	0.67%	$1,000.00	$1,080.61	$3.46
Hypothetical (h)	0.67%	$1,000.00	$1,021.47	$3.36
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio of Investments
6/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.7%
Aerospace & Defense – 1.1%
MTU Aero Engines Holding AG	276,192	$ 68,413,635
Rolls-Royce Holdings PLC (a)	47,365,936	64,813,670
		$133,227,305
Airlines – 0.9%
Ryanair Holdings PLC, ADR (a)	1,090,235	$ 117,974,329
Alcoholic Beverages – 4.7%
Ambev S.A., ADR	12,428,539	$ 42,754,174
Carlsberg Group	567,249	105,738,741
Diageo PLC	4,476,491	214,316,543
Pernod Ricard S.A.	1,038,476	230,513,011
		$593,322,469
Apparel Manufacturers – 4.0%
Compagnie Financiere Richemont S.A.	1,501,090	$ 181,623,373
LVMH Moet Hennessy Louis Vuitton SE	408,017	319,941,013
		$501,564,386
Automotive – 2.2%
Compagnie Generale des Etablissements Michelin SCA	506,447	$ 80,769,877
DENSO Corp.	1,480,300	100,987,387
Koito Manufacturing Co. Ltd.	1,584,900	98,579,225
		$280,336,489
Brokerage & Asset Managers – 1.7%
Deutsche Boerse AG	1,258,296	$ 219,626,004
Business Services – 7.0%
Capgemini	1,258,676	$ 241,780,961
Compass Group PLC (a)	7,868,759	165,667,484
Experian PLC	4,362,730	168,134,110
Randstad Holding N.V.	1,776,128	135,839,824
Tata Consultancy Services Ltd.	3,774,208	169,885,059
		$881,307,438
Computer Software – 4.5%
Check Point Software Technologies Ltd. (a)	1,157,731	$ 134,447,301
Dassault Systemes S.A.	388,493	94,204,065
NetEase, Inc.	2,408,300	54,559,969

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
SAP SE	2,033,534	$ 286,554,489
		$569,765,824
Computer Software - Systems – 4.1%
Amadeus IT Group S.A. (a)	1,919,955	$ 135,047,120
Hitachi Ltd.	4,936,400	282,644,947
Sony Group Corp.	976,600	95,071,146
		$512,763,213
Conglomerates – 0.6%
Smiths Group PLC	3,546,751	$ 78,008,909
Consumer Products – 4.9%
Beiersdorf AG	1,841,414	$ 222,166,715
Essity AB	1,570,165	52,069,130
Kose Corp.	547,800	86,192,394
L’Oréal S.A.	289,655	129,071,673
Reckitt Benckiser Group PLC	1,441,036	127,516,846
		$617,016,758
Electrical Equipment – 4.2%
Legrand S.A.	1,221,965	$ 129,332,831
Schneider Electric SE	2,495,648	392,628,596
		$521,961,427
Electronics – 4.6%
Hoya Corp.	1,672,200	$ 221,715,703
Kyocera Corp.	2,191,400	135,474,461
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,821,834	218,911,573
		$576,101,737
Energy - Integrated – 1.7%
Eni S.p.A.	5,739,854	$ 69,897,947
Galp Energia SGPS S.A.	6,814,556	73,951,453
Suncor Energy, Inc.	3,089,520	73,997,942
		$217,847,342
Food & Beverages – 4.3%
Danone S.A.	870,362	$ 61,271,724
Nestle S.A.	3,818,879	475,559,296
		$536,831,020
Food & Drug Stores – 0.9%
Tesco PLC	34,533,342	$ 106,503,153

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 4.4%
AIA Group Ltd.	27,041,689	$ 336,092,499
Intact Financial Corp.	454,962	61,810,383
Zurich Insurance Group AG	388,292	155,778,428
		$553,681,310
Internet – 1.0%
Tencent Holdings Ltd.	1,665,700	$ 125,287,380
Machinery & Tools – 4.1%
Daikin Industries Ltd.	1,145,100	$ 213,259,994
Kubota Corp.	8,622,300	174,394,060
SMC Corp.	208,500	123,210,090
		$510,864,144
Major Banks – 3.3%
DBS Group Holdings Ltd.	6,187,251	$ 137,162,157
Toronto-Dominion Bank	1,120,330	78,511,671
UBS Group AG	12,916,207	197,669,269
		$413,343,097
Medical Equipment – 6.3%
EssilorLuxottica	859,372	$ 158,597,215
Koninklijke Philips N.V.	3,846,087	190,583,198
Olympus Corp.	7,862,500	156,266,258
QIAGEN N.V. (a)	2,330,212	112,621,872
Terumo Corp.	4,317,300	174,953,730
		$793,022,273
Metals & Mining – 1.1%
Rio Tinto PLC	1,693,561	$ 139,367,399
Natural Gas - Distribution – 0.8%
ENGIE S.A.	7,612,264	$ 104,289,201
Other Banks & Diversified Financials – 5.2%
HDFC Bank Ltd.	2,595,767	$ 52,309,961
Housing Development Finance Corp. Ltd.	3,326,482	110,774,581
ING Groep N.V.	11,374,786	150,252,449
Intesa Sanpaolo S.p.A.	45,595,002	125,942,726
Julius Baer Group Ltd.	1,560,752	101,851,614
KBC Group N.V.	1,523,730	116,174,851
		$657,306,182

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 9.5%
Bayer AG	2,669,597	$ 162,103,957
Merck KGaA	990,475	189,909,492
Novartis AG	2,036,496	185,590,211
Novo Nordisk A.S., “B”	3,187,071	267,010,102
Roche Holding AG	1,041,489	392,338,277
		$1,196,952,039
Printing & Publishing – 1.9%
RELX PLC	7,143,413	$ 189,625,664
Wolters Kluwer N.V.	445,790	44,782,610
		$234,408,274
Railroad & Shipping – 1.8%
Canadian National Railway Co.	2,122,483	$ 223,964,406
Restaurants – 0.9%
Yum China Holdings, Inc.	1,701,932	$ 112,752,995
Specialty Chemicals – 7.3%
Akzo Nobel N.V.	1,670,664	$ 206,419,142
L'Air Liquide S.A.	2,015,634	352,913,014
Linde PLC	509,805	147,105,387
Shin-Etsu Chemical Co. Ltd.	466,400	78,002,718
Sika AG	391,999	128,159,630
		$912,599,891
Tobacco – 0.7%
Japan Tobacco, Inc.	4,630,300	$ 87,462,843
Total Common Stocks (Identified Cost, $7,523,262,142)		$12,529,459,237
Investment Companies (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 0.02% (v) (Identified Cost, $67,606,322)	67,606,322	$ 67,606,322
Other Assets, Less Liabilities – (0.2)%		(25,013,913)
Net Assets – 100.0%		$12,572,051,646

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $67,606,322 and $12,529,459,237, respectively.

Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 6/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $7,523,262,142)	$12,529,459,237
Investments in affiliated issuers, at value (identified cost, $67,606,322)	67,606,322
Cash	2,642,923
Receivables for
Fund shares sold	14,970,111
Interest and dividends	62,638,737
Other assets	13,557
Total assets	$12,677,330,887
Liabilities
Payable to custodian	$3,762,577
Payables for
Investments purchased	624,343
Fund shares reacquired	84,457,061
Payable to affiliates
Investment adviser	447,418
Administrative services fee	3,089
Shareholder servicing costs	3,360
Payable for independent Trustees' compensation	484
Deferred country tax expense payable	15,381,095
Accrued expenses and other liabilities	599,814
Total liabilities	$105,279,241
Net assets	$12,572,051,646
Net assets consist of
Paid-in capital	$7,261,128,468
Total distributable earnings (loss)	5,310,923,178
Net assets	$12,572,051,646
Shares of beneficial interest outstanding	379,740,264
Net asset value per share (net assets of $12,572,051,646 / 379,740,264 shares of beneficial interest outstanding)	$33.11
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 6/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$267,773,462
Income on securities loaned	275,422
Dividends from affiliated issuers	61,583
Foreign taxes withheld	(27,607,142)
Total investment income	$240,503,325
Expenses
Management fee	$76,498,132
Shareholder servicing costs	222,768
Administrative services fee	552,877
Independent Trustees' compensation	98,482
Custodian fee	1,542,042
Shareholder communications	95,458
Audit and tax fees	130,777
Legal fees	81,008
Miscellaneous	274,860
Total expenses	$79,496,404
Fees paid indirectly	(1,068)
Reduction of expenses by investment adviser	(1,345,670)
Net expenses	$78,149,666
Net investment income (loss)	$162,353,659
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $864,107 country tax)	$490,351,394
Affiliated issuers	(8,211)
Foreign currency	(625,028)
Net realized gain (loss)	$489,718,155
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $13,958,142 increase in deferred country tax)	$2,397,828,252
Affiliated issuers	1
Translation of assets and liabilities in foreign currencies	1,263,075
Net unrealized gain (loss)	$2,399,091,328
Net realized and unrealized gain (loss)	$2,888,809,483
Change in net assets from operations	$3,051,163,142
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	6/30/21	6/30/20
Change in net assets
From operations
Net investment income (loss)	$162,353,659	$125,825,034
Net realized gain (loss)	489,718,155	181,554,545
Net unrealized gain (loss)	2,399,091,328	(351,537,105)
Change in net assets from operations	$3,051,163,142	$(44,157,526)
Total distributions to shareholders	$(119,428,669)	$(341,381,556)
Change in net assets from fund share transactions	$(599,240,055)	$83,835,696
Total change in net assets	$2,332,494,418	$(301,703,386)
Net assets
At beginning of period	10,239,557,228	10,541,260,614
At end of period	$12,572,051,646	$10,239,557,228
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Net asset value, beginning of period	$25.60	$26.61	$25.15	$23.90	$19.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.31	$0.52	$0.45	$0.38
Net realized and unrealized gain (loss)	7.40	(0.45)	1.30	1.27	4.05
Total from investment operations	$7.82	$(0.14)	$1.82	$1.72	$4.43
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.63)	$(0.33)	$(0.47)	$(0.36)
From net realized gain	(0.07)	(0.24)	(0.03)	—	—
Total distributions declared to shareholders	$(0.31)	$(0.87)	$(0.36)	$(0.47)	$(0.36)
Net asset value, end of period (x)	$33.11	$25.60	$26.61	$25.15	$23.90
Total return (%) (r)(s)(x)	30.66	(0.73)	7.48	7.20	22.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.69	0.70	0.70	0.71
Expenses after expense reductions (f)	0.67	0.68	0.69	0.69	0.70
Net investment income (loss)	1.40	1.22	2.10	1.77	1.76
Portfolio turnover	13	13	12	14	17
Net assets at end of period (000 omitted)	$12,572,052	$10,239,557	$10,541,261	$10,015,793	$8,893,966

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, derivatives, debt and other contracts may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, derivatives, debt and other contracts that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the

Notes to Financial Statements  - continued
particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or

Notes to Financial Statements  - continued
published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of June 30, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$12,529,459,237	$—	$—	$12,529,459,237
Mutual Funds	67,606,322	—	—	67,606,322
Total	$12,597,065,559	$—	$—	$12,597,065,559
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the

Notes to Financial Statements  - continued
fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended June 30, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 6/30/21	Year ended 6/30/20
Ordinary income (including any short-term capital gains)	$94,002,322	$248,002,169
Long-term capital gains	25,426,347	93,379,387
Total distributions	$119,428,669	$341,381,556
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 6/30/21
Cost of investments	$7,762,130,990
Gross appreciation	5,119,143,366
Gross depreciation	(284,208,797)
Net unrealized appreciation (depreciation)	$4,834,934,569
Undistributed ordinary income	204,689,689
Undistributed long-term capital gain	270,273,172
Other temporary differences	1,025,748
Total distributable earnings (loss)	$5,310,923,178

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $10 billion	0.65%
In excess of $10 billion and up to $20 billion	0.60%
In excess of $20 billion	0.55%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended June 30, 2021, this management fee reduction amounted to $1,345,670, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2021 was equivalent to an annual effective rate of 0.65% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed 0.75% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2022. For the year ended June 30, 2021, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses related to this agreement.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2021, the fee was $209,251, which equated to 0.0018% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2021, these costs amounted to $13,517.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2021 was equivalent to an annual effective rate of 0.0048% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended June 30, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $203,150 and $21,580,715, respectively. The sales transactions resulted in net realized gains (losses) of $6,182,169.
(4) Portfolio Securities
For the year ended June 30, 2021, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $1,429,415,013 and $1,613,463,923, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 6/30/21		Year ended 6/30/20
	Shares	Amount	Shares	Amount
Shares sold	68,792,294	$2,039,186,544	92,717,578	$2,332,431,240
Shares issued to shareholders in reinvestment of distributions	3,759,579	112,561,795	11,822,277	321,920,593
Shares reacquired	(92,851,743)	(2,750,988,394)	(100,580,612)	(2,570,516,137)
Net change	(20,299,870)	$(599,240,055)	3,959,243	$83,835,696
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Managed Wealth Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for

Notes to Financial Statements  - continued
temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended June 30, 2021, the fund’s commitment fee and interest expense were $48,155 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$37,287,276	$1,762,224,725	$1,731,897,469	$(8,211)	$1	$67,606,322

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$61,583	$—
(8) Redemptions In-Kind
On October 16, 2020, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $119,038,709. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $56,891,897 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
On April 6, 2021, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $113,843,680. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $59,079,575 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
(9) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Institutional International Equity Fund (the “Fund”), including the portfolio of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 13, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of August 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Felipe Benzinho Daniel Ling

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/iie (after scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab).
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/iie and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $45,381,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $267,153,516. The fund intends to pass through foreign tax credits of $28,455,214 for the fiscal year.

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US
WEBSITE
mfs.com
CALL
1-800-637-2262
WRITE
MFS Investment Management®
111 Huntington Avenue
Boston, MA 02199-7618

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended June 30, 2021 and 2020, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Institutional International Equity Fund	44,924	44,315

For the fiscal years ended June 30, 2021 and 2020, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Institutional International Equity Fund	0	0	7,761	7,259	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Institutional International Equity Fund*	0	0	0	0	3,790	5,390

	Aggregate Fees for Non-audit Services
	2021	2020
Fees billed by Deloitte:
To MFS Institutional International Equity Fund, MFS and MFS Related Entities#	313,051	604,899

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Institutional International Equity Fund, a series of the Registrant, is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.  Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS INSTITUTIONAL TRUST

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: August 13, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: August 13, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 13, 2021

*	Print name and title of each signing officer under his or her signature.